UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2011

CAVIUM NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33435	77-0558625
(Commission File No.)	(IRS Employer Identification No.)

805 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 623-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On March 9, 2011, Cavium Networks, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) reporting the closing of the purchase of substantially all of the assets of Celestial Semiconductor, Ltd. (“Celestial Semiconductor”) on March 4, 2011. This amendment to the Initial 8-K amends Item 9.01 of the Initial 8-K and provides the historical financial information required pursuant to Item 9.01(a) of Form 8-K and the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Celestial Semiconductor, Ltd. (“Celestial Semiconductor”) as at March 31, 2009, 2010 and December 31, 2010 and for the years ended March 31, 2009 and 2010 and for the nine-month period ended December 31, 2010 and accompanying notes are included as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The following Unaudited Pro Forma Combined Condensed Financial Statements required pursuant to Item 9.01(b) of Form 8-K are included as Exhibit 99.2 hereto and are incorporated herein by reference:

(i) Unaudited Pro Forma Combined Condensed Balance Sheet as at December 31, 2010

(ii) Unaudited Pro Forma Combined Condensed Statements of Operations for the year ended December 31, 2010

(iii) Notes to the Unaudited Pro Forma Combined Condensed Financial Statements

(d)	Exhibits

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated January 31, 2011, between Cavium Networks, Inc., Cavium Networks Singapore Pte. Ltd., and Celestial Semiconductor, Ltd. (1)

2.2	Supplemental Agreement relating to Asset Purchase Agreement, dated January 31, 2011 among Cavium Networks, Inc., Cavium Networks Singapore Pte. Ltd., and Celestial Semiconductor, entered into as of March 4, 2011. (2)

2.3	Shareholders Agreement by and between Cavium Networks, Inc. and Celestial Semiconductor, dated March 4, 2011. (3)

23.1	Consent of Independent Auditors. (4)

99.1	Audited Consolidated Financial Statements of Celestial Semiconductor, Ltd., as at March 31, 2009, 2010 and December 31, 2010 and for the years ended March 31, 2009 and 2010 and for the nine-month period ended December 31, 2010 and accompanying notes thereto. (4)

99.2	Unaudited Pro Forma Combined Condensed Statements of Operations as at and for the year ended December 31, 2010 and accompanying notes thereto. (4)

(1)	Previously filed as Exhibit 2.2 of the Company’s Current Report on Form 8-K/A, filed on February 3, 2011, and incorporated herein by reference.
(2)	Previously filed as Exhibit 1.1 to the Initial 8-K, and incorporated herein by reference.
(3)	Previously filed as Exhibit 1.2 to the Initial 8-K, and incorporated herein by reference.
(4)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVIUM NETWORKS, INC.

Dated: April 8, 2011	By:	/s/ ARTHUR D. CHADWICK
Arthur D. Chadwick
Vice President of Finance and Administration
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated January 31, 2011, between Cavium Networks, Inc., Cavium Networks Singapore Pte. Ltd., and Celestial Semiconductor, Ltd. (1)

2.2	Supplemental Agreement relating to Asset Purchase Agreement, dated January 31, 2011 among Cavium Networks, Inc., Cavium Networks Singapore Pte. Ltd., and Celestial Semiconductor, entered into as of March 4, 2011. (2)

2.3	Shareholders Agreement by and between Cavium Networks, Inc. and Celestial Semiconductor, dated March 4, 2011. (3)

23.1	Consent of Independent Auditors. (4)

99.1	Audited Consolidated Financial Statements of Celestial Semiconductor, Ltd., as at March 31, 2009, 2010 and December 31, 2010 and for the years ended March 31, 2009 and 2010 and for the nine-month period ended December 31, 2010 and accompanying notes thereto. (4)

99.2	Unaudited Pro Forma Combined Condensed Statements of Operations as at and for the year ended December 31, 2010 and accompanying notes thereto. (4)

(1)	Previously filed as Exhibit 2.2 of the Company’s Current Report on Form 8-K/A, filed on February 3, 2011, and incorporated herein by reference.
(2)	Previously filed as Exhibit 1.1 to the Initial 8-K, and incorporated herein by reference.
(3)	Previously filed as Exhibit 1.2 to the Initial 8-K, and incorporated herein by reference.
(4)	Filed herewith.